Exhibit 4.20

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of January 30, 2025, between Digihost Technology Inc., a corporation incorporated under the British Columbia Business Corporations Act (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.5.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Applicable Accounting Standards” shall have the meaning ascribed to such term in Section 3.1(h).

“Board of Directors” means the board of directors of the Company, as constituted from time to time.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York and the City of Toronto are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in the City of New York and the City of Toronto are generally are open for use by customers on such day.

“Canadian Securities Administrators” means, collectively, each of Canada’s provincial and territorial securities regulators.

“Canadian Securities Laws” means all securities, corporate and other laws, rules, regulations, notices and policies applicable in Canada.

“CDS” means CDS Clearing and Depository Services Inc.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Company Counsel” means Peterson McVicar LLP with respect to Canadian matters and Katten Muchin Rosenman LLP with respect to U.S. matters.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(bb).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(p).

“Investor Certificate” shall have the meaning ascribed to such term in Section 2.2(b)(ii).

“Liens” means a lien, charge pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(n).

“Per Share Purchase Price” equals US$2.64, subject to adjustment for reverse and forward share splits, share dividends, share combinations and other similar transactions of the Subordinate Voting Shares that occur after the date of this Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.8.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 904” means Rule 904 of Regulation S promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“SEDAR+” means the Canadian Securities Administrators’ System for Electronic Document Analysis and Retrieval +.

“SEDAR Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Share Capital Summary” means the summary of the Company’s share capital as presented in Schedule A attached hereto.

“Shares” means the Subordinate Voting Shares that are issued or issuable to each Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing Subordinate Voting Shares).

“Subordinate Voting Share Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Subordinate Voting Shares, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Subordinate Voting Shares.

“Subordinate Voting Shares” means the Subordinate Voting Shares of the Company and any other class of securities into which such securities may hereafter be reclassified or changed.

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed between the date hereof and the Closing Date.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Subordinate Voting Shares are listed or quoted for trading on the date in question: the TSX Venture Exchange, the Toronto Stock Exchange, the Canadian Securities Exchange, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTCQB or the OTCQX (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Warrants, all exhibits and schedules thereto and hereto and any other documents, certificates or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Marrelli Trust Company Limited, the current transfer agent of the Company and any successor transfer agent of the Company.

“US$” means United States dollars.

“Warrant Shares” means the Subordinate Voting Shares that are issuable upon exercise of the Warrants.

“Warrants” means, collectively, the Subordinate Voting Share purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable immediately and have a term of exercise equal to three (3) years, in the form of Exhibit A attached hereto.

ARTICLE II.
PURCHASE AND SALE

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, Shares and Warrants exercisable in respect of 50% of the Shares for a combined Per Share Purchase Price of $2.64. Each Purchaser shall deliver to the Company, via wire transfer, immediately available funds equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser, and the Company shall deliver to each Purchaser its respective Shares and Warrants, as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of the Company Counsel in the U.S. or such other location as the parties shall mutually agree.

2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, a certificate or DRS advice evidencing a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser;

(iii) Warrants registered in the name of such Purchaser to purchase up to a number of Subordinate Voting Shares equal to 50% of such Purchaser’s Shares, with an exercise price per share equal to US$3.66, subject to adjustment as provided therein; and

(iv) the Company shall have provided each Purchaser with the Company’s wire instructions, on Company letterhead and executed by the Chief Executive Officer or Chief Financial Officer.

(b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company, the following:

(i) this Agreement duly executed by such Purchaser;

(ii) a duly completed and executed copy of a U.S. Accredited Investor Confirmation Certificate (in the form attached hereto as Exhibit B (a “Investor Certificate”); and

(iii) such Purchaser’s Subscription Amount by wire transfer to the account specified in writing by the Company.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent any representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on the Closing Date of the representations and warranties of the Purchasers contained herein and in the Investor Certificates, as applicable (unless any representations and warranties are made as of a specific date therein, in which case they shall be accurate in all material respects (or all respects, as applicable) as of such date);

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed in all material respects;

(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement; and

(iv) the conditional approval of the listing of the Shares and the Warrant Shares on the Trading Market.

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent any representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless any representations and warranties are made as of a specific date therein, in which case they shall be accurate in all material respects (or all respects, as applicable) as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed in all material respects;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(v) from the date hereof to the Closing Date, trading in the Subordinate Voting Shares shall not have been suspended by the Commission, Canadian Securities Administrators or the Company’s principal Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Purchaser:

(a) Subsidiaries. The Company owns, directly or indirectly, all of the capital share or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of share capital of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in material violation nor default of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”), and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s shareholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or, except as described in the Share Capital Summary, give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including applicable securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.4 of this Agreement, (ii) the notice and/or application(s) to, and/or approval of, each applicable Trading Market for the issuance and sale of the Securities and the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby and (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws and the Canadian Securities Laws (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized share capital the maximum number of Subordinate Voting Shares issuable pursuant to this Agreement and the Warrants.

(g) Capitalization. The capitalization of the Company as of the date hereof is as set forth on the SEDAR Reports and the Share Capital Summary. Except as publicly disclosed in the SEDAR Reports and as disclosed on the Share Capital Summary, the Company has not issued any share capital since its most recently filed periodic report under the Canadian Securities Laws, other than pursuant to the exercise of employee share options under, and otherwise pursuant to, the Company’s equity incentive plans, the issuance of Subordinate Voting Shares to employees pursuant to the Company’s employee share purchase plans and pursuant to the conversion and/or exercise of Subordinate Voting Share Equivalents outstanding as of the date of the most recently filed periodic report under the Canadian Securities Laws. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth on the Share Capital Summary or as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Subordinate Voting Shares or the share capital of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional Subordinate Voting Shares or Subordinate Voting Share Equivalents or share capital of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue Subordinate Voting Shares or other securities to any Person (other than the Purchasers). Except as set forth in the Share Capital Summary, there are no outstanding securities or instruments of the Company or any Subsidiary with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company or any Subsidiary. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any share appreciation rights or “phantom share” plans or agreements or any similar plan or agreement. All of the outstanding shares of share capital of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all applicable securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any shareholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Company’s share capital to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders.

(h) SEDAR Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Canadian Securities Laws for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEDAR Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEDAR Reports prior to the expiration of any such extension. As of their respective dates, the SEDAR Reports complied in all material respects with the requirements of the Canadian Securities Laws, and none of the SEDAR Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as set forth on Schedule 3.1(h) attached hereto, the financial statements of the Company included in the SEDAR Reports and in the Company’s filings with the Commission comply in all material respects with applicable accounting requirements and the rules and regulations of the Canadian Securities Administrators and the Exchange Act, respectively, with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with International Financial Reporting Standards applied on a consistent basis during the periods involved (“Applicable Accounting Standards”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by Applicable Accounting Standards, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments, in each case, except as disclosed on Schedule 3.1(h).

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest financial statements included within the SEDAR Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to Applicable Accounting Standards or disclosed in filings made with the Canadian Securities Administrators, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its share capital and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans.

(j) Litigation. Except as disclosed on Schedule 3.1(j) attached hereto, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (collectively, an “Action”). Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under applicable securities laws or a claim of breach of fiduciary duty.

(k) Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all applicable laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree, or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all applicable laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not have or reasonably be expected to result in a Material Adverse Effect.

(m) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(n) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEDAR Reports, except where the failure to possess such permits would not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(o) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with Applicable Accounting Standards and the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance, except as would not reasonably be expected to have a Material Adverse Effect.

(p) Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEDAR Reports and which the failure to so have would reasonably be expected to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEDAR Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(r) Transactions with Affiliates and Employees. Except as disclosed on Schedule 3.1(r), none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, shareholder, member or partner, in each case in excess of US$200,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including award agreements under any equity incentive plan of the Company.

(s) Internal Accounting Controls. Except as disclosed in the SEDAR Reports, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with Applicable Accounting Standards and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(t) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(u) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act nor prospectus delivery under applicable Canadian Securities Laws is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, the issuance and sale of the Securities by the Company to the Purchasers is exempt from the prospectus requirements of Canadian Securities Laws and no prospectus or other document is required to be filed, under Canadian Securities Laws no proceeding is required to be taken and no approval, permit, consent or authorization of regulatory authorities is required to be obtained by the Company under Canadian Securities Laws to permit such issuance and sale.

(v) Listing and Maintenance Requirements. The Subordinate Voting Shares are qualified for trading in Canada, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the qualification of the Subordinate Voting Shares under the Canadian Securities Laws nor has the Company received any notification that any Canadian Securities Administrator is contemplating terminating such qualification. The Company is a reporting issuer in British Columbia, Alberta and Ontario, is not in default in any material respect of any requirement under Canadian Securities Laws and is not on the list of defaulting issuers maintained by the Canadian Securities Administrators. Except as disclosed in Schedule 3.1(v), the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Subordinate Voting Shares are or have been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Subordinate Voting Shares are currently eligible for electronic transfer through CDS, and the Company is current in payment of the fees to the CDS in connection with such electronic transfer.

(w) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its province of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(x) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes material, non-public information in respect of the Company or its securities. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(y) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(z) Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted, including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEDAR Reports set forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money in excess of US$150,000, (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of US$150,000 due under leases required to be capitalized in accordance with Applicable Accounting Standards. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(aa) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all applicable income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(bb) No General Solicitation or Directed Selling Efforts. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising or “directed selling efforts” (as defined in Rule 902(c) of Regulation S). The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(cc) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

(dd) Accountants. The Company’s accounting firm is set forth in the SEDAR Reports. To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Canadian Securities Laws and (ii) shall express its opinion with respect to the financial statements for the fiscal year ended December 31, 2024 to be filed on SEDAR.

(ee) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ff) Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(g) and 4.14 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Subordinate Voting Shares and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, and (z) such hedging activities (if any) could reduce the value of the existing shareholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(gg) Stock Option Plan. Each share option granted by the Company under the Company’s equity incentive plan was granted (i) in accordance with the terms of such plan and (ii) with an exercise price not less than the fair market value of the Subordinate Voting Shares on the date such share option would be considered granted under Applicable Accounting Standards and applicable law. No share option granted under the Company’s equity incentive plan has been backdated.

(hh) Cybersecurity.  (i)(x) There has been no security breach or other compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and the Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data; (ii) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

(ii) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(jj) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Company shall so certify upon Purchaser’s request.

(kk) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(ll) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(mm) No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

(nn) Other Covered Persons. The Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

(oo) Notice of Disqualification Events. The Company will notify the Purchasers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(pp) Trading of Securities. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, the Securities shall be qualified for public trading in Canada and able to be traded freely by the Purchasers under the Canadian Securities Laws and the public and no prospectus or other document is required to be filed under the Canadian Securities Laws, no proceeding is required to be taken in connection therewith under the Canadian Securities Laws, and no approval, permit, consent or authorization of regulatory authorities is required to be obtained by the Purchasers or the Company under Canadian Securities Laws to permit such trades.

(qq) Foreign Private Issuer Status. The Company is a “foreign issuer” (as defined in Rule 902(e) of Regulation S).

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and have not been qualified for distribution by prospectus in Canada and is acquiring the Securities as principal for its own account with investment intent and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, as of the date hereof, it is, and, on each date on which it exercises any Warrants, it will be an “accredited investor” as defined in Rule 501(a). Such Purchaser has properly completed, executed and delivered to the Company an Investor Certificate (dated as of the date hereof) set forth in Exhibit B attached hereto, along with any applicable appendices to such Investor Certificate, and the information contained therein is true and correct and the representations, warranties and covenants contained in the applicable Investor Certificate will be true and correct (or complied with, as applicable) both as of the date of execution of this Agreement and as at the Closing Date.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. Such Purchaser is not, to such Purchaser’s knowledge, purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or on the Internet or broadcast over television or radio or presented at any seminar or meeting or, to the knowledge of such Purchaser, any other general solicitation or general advertisement.

(f) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEDAR Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(g) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending upon the Company’s making of the public disclosure required by Section 4.4. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(h) Purchaser Ownership. Such Purchaser does not now, and, immediately following the consummation of the transactions contemplated by this Agreement and assuming the immediate exercise in full of such Purchaser’s Warrant, such Purchaser will not, own (beneficially or otherwise) ten percent (10%) or more of the issued and outstanding Subordinate Voting Shares.

(i) Residency. Such Purchaser is not, as of the date of this Agreement, and will not be, as of the Closing Date, a resident of any jurisdiction of Canada.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, Rule 904 or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company and the Transfer Agent an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company and the Transfer Agent, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

(b) Such Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES FOR WHICH THIS SECURITY IS [EXERCISABLE] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND UNDER ANY APPLICABLE U.S. STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT (A) TO DIGIHOST TECHNOLOGY INC. OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE][CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

[FOR WARRANTS ONLY: “THIS WARRANT MAY NOT BE EXERCISED UNLESS THE SHARES ISSUABLE UPON EXERCISE MAY BE ISSUED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LEGISLATION OR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT.”]

provided, that, if the Securities are being sold in compliance with the requirements of Rule 904 of Regulation S and in compliance with applicable local laws and regulations, the legend may be removed by providing a customary declaration to the Company and to the Transfer Agent, in the form as reasonably required by the Company or the Transfer Agent; provided further, if any of the Securities are being sold pursuant to Rule 144 of the Securities Act, if available, the legend shall be removed by delivering to the Company and the Transfer Agent customary and reasonable representations as to the availability of Rule 144 (subject, as applicable, to Rule 144(i)). The Company shall promptly provide, at its expense, any such opinions to effect the foregoing, in form and substance reasonably satisfactory to the Transfer Agent, to the effect that the legend is no longer required under applicable requirements of the Securities Act. Each Purchaser understands and acknowledges that (i) if the Company is ever deemed to be, or to have been at any time previously, an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents, Rule 144 under the Securities Act may not be available for resales of the Securities, and (ii) the Company is not obligated to take, and has no present intention of taking, any action to make Rule 144 under the Securities Act (or any other exemption) available for resales of the Securities.

(c) Each Purchaser, severally and not jointly with each other Purchaser, agrees not to offer, or sell any of the Securities in the United States or to a U.S. Person (as defined in Rule 902 of Regulation S under the Securities Act), unless registered under the Securities Act or an exemption from registration under the Securities Act and applicable state securities laws is available, and such Purchaser acknowledges that the Securities may not be exchanged or exercised, in the United States or by, or for the account or benefit of, a U.S. Person or Person in the United States unless an exemption from registration under the Securities Act is available.

(d) Each Purchaser, severally and not jointly with each other Purchaser, acknowledges and agrees that the foregoing covenants along with the applicable schedule executed by such Purchaser are made by it with the intention that they may be relied upon by the Company in determining the Purchaser’s eligibility under applicable law to receive the Securities without a legend.

(e) Each Purchaser, severally and not jointly with each other Purchaser, acknowledges that the Company may be required to file with the Canadian Securities Administrators in Ontario a report regarding the trade. The Purchaser acknowledges that such report may require the Company to disclose the Purchaser’s full legal name, residential address, telephone number and email address and the number of Securities the Purchaser purchased, the purchase price for such Securities and specific details of the prospectus exemption relied upon under applicable securities laws to complete such purchase, including how the Purchaser qualifies for such exemption. Each Purchaser consents to the disclosure of such information and acknowledges that such information is made available to the public under securities legislation of Ontario. The Purchaser acknowledges that this information is collected indirectly by the applicable securities regulatory authority or regulator under the authority granted to it under, and for the purposes of the administration and enforcement of, the securities legislation and that the Purchaser may contact the applicable securities regulatory authority or regulator by way of the following information for more information regarding the indirect collection of such information: Ontario Securities Commission, 20 Queen Street West, 22nd Floor Toronto, Ontario M5H 3S8, Telephone: (416) 593- 8314, Toll free in Canada: 1-877-785-1555, Facsimile: (416) 593-8122, Email: exemptmarketfilings@osc.gov.on.ca, Public official contact regarding indirect collection of information: Inquiries Officer.

4.2 [RESERVED]

4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities hereunder or that would be integrated with the offer or sale of the Securities hereunder for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval of the sale of the Securities hereunder.

4.4 Securities Laws Disclosure; Publicity. The Company shall (a) issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a material change report under the Canadian Securities Laws, including the Transaction Documents, with the Canadian Securities Administrators within the time required by the Canadian Securities Laws. From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, entered into in connection herewith between the Company and any of the Purchasers or any of their Affiliates on the other hand, shall terminate. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission, Canadian Securities Administrators or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by applicable federal securities laws or the Canadian Securities Laws in connection with the filing of final Transaction Documents on SEDAR+ and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall, to the extent reasonably practicable, provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

4.5 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.6 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.4, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company, any of its Subsidiaries, or any of their respective officers, director, agents, employees or Affiliates delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information; provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Canadian Securities Administrators. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.7 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital and general corporate purposes, including, without limitation, infrastructure expansion, equipment purchases and repayment of debt, and shall not use such proceeds in violation of FCPA or OFAC regulations.

4.8 Reserved.

4.9 Available Subordinate Voting Shares. As of the date hereof, the Company has, and will keep, available at all times, free of preemptive rights, a sufficient number of Subordinate Voting Shares for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

4.10 Reserved.

4.11 Reserved.

4.12 Reserved.

4.13 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.14 Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.4, such Purchaser will maintain the confidentiality of the existence and terms of this transaction. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4, (ii) no Purchaser shall be hereby restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.15 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser. The Company also agrees to make all required filings under Canadian Securities Laws in a timely manner.

ARTICLE V.
MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, or by the Company, by written notice to the other parties, if the Closing has not been consummated on or before the fifth (5th) Trading Day following the date hereof; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers. For the avoidance of doubt, nothing contained herein shall obligate the Company to pay or reimburse for any taxes in respect of any capital gains or other income of any Purchaser.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by United States nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers which purchased at least 50.1% in interest of the Shares based on the initial Subscription Amounts hereunder (or, prior to the Closing, the Company and each Purchaser) or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought; provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment effected in accordance with this Section 5.5 shall be binding upon each Purchaser and holder of Securities and the Company.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Prior to the Closing, no Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company (other than by merger). Any Purchaser may, after the Closing, assign any or all of its rights under this Agreement in respect of any Securities to any Person to whom such Purchaser assigns or transfers such Securities in compliance herewith, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof to the extent the same would result in the application of the laws of another jurisdiction. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.8, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that, in the case of a rescission of an exercise of a Warrant, the applicable Purchaser shall be required to return any Subordinate Voting Shares subject to any such rescinded exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the holder’s provision of a customary indemnity to the Company and the Transfer Agent. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.18 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid, notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.19 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.20 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and Subordinate Voting Shares in any Transaction Document shall be subject to adjustment for reverse and forward share splits, share dividends, share combinations and other similar transactions of the Subordinate Voting Shares that occur after the date of this Agreement. Unless otherwise indicated or the context otherwise requires, (a) all references to Sections, Schedules, Appendices or Exhibits are to Sections, Schedules, Appendices or Exhibits contained in or attached to this Agreement, (b) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (c) the words “hereof,” “herein” and words of similar effect shall reference this Agreement in its entirety, and (d) the use of the word “including” in this Agreement or any other Transaction Document shall be by way of example rather than limitation.

5.21 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

5.22 Currency. All references to currency herein shall be deemed to refer to United States dollars.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Digihost Technology Inc.		Address for Notice:

By:	/s/ Michel Amar	Email: michel@digihostblockchain.com
Name:	Michel Amar
Title:	CEO

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Eleven Ventures LLC

Signature of Authorized Signatory of Purchaser: /s/ Hart Wasko

Name of Authorized Signatory: Hart Wasko

Title of Authorized Signatory: Manager

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$400,000

Shares: 151,515

Warrant Shares: 75,758      Beneficial Ownership Blocker ☐ 4.99% or ☒ 9.99%

EIN Number: ***

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Zi Ventures, LLC

Signature of Authorized Signatory of Purchaser: /s/ Ido Zaken

Name of Authorized Signatory: Ido Zaken

Title of Authorized Signatory: CEO

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$1,350,000

Shares: 511,364

Warrant Shares: 255,682      Beneficial Ownership Blocker ☒ 4.99% or ☐ 9.99%

EIN Number: ***

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: AFT Investments LLC

Signature of Authorized Signatory of Purchaser: /s/ Jonathan R. Gilbert

Name of Authorized Signatory: Jonathan R. Gilbert

Title of Authorized Signatory: Manager of ABF Manager LLC, Its: Manager

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$350,000

Shares: 132,576

Warrant Shares: 66,288     Beneficial Ownership Blocker ☐ 4.99% or ☒ 9.99%

EIN Number: ***

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Blue Finn Group LLC

Signature of Authorized Signatory of Purchaser: /s/ Peter Benz

Name of Authorized Signatory: Peter Benz

Title of Authorized Signatory: Manager

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$2,000,000

Shares: 757,576

Warrant Shares: 378,788      Beneficial Ownership Blocker ☐ 4.99% or ☒ 9.99%

EIN Number: ***

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Las Olas Capital, LLC

Signature of Authorized Signatory of Purchaser: /s/ Jim McCabe

Name of Authorized Signatory: Jim McCabe

Title of Authorized Signatory: Manager

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$250,000

Shares: 94,697

Warrant Shares: 47,349       Beneficial Ownership Blocker ☒ 4.99% or ☐ 9.99%

EIN Number: ***

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Bakay Capital Fund, LP

Signature of Authorized Signatory of Purchaser: /s/ Berke Bakay

Name of Authorized Signatory: Berke Bakay

Title of Authorized Signatory: Founder, CEO

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$1,000,000

Shares: 378,788

Warrant Shares: 189,394      Beneficial Ownership Blocker ☐ 4.99% or ☒ 9.99%

EIN Number: ***

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Exuma Partners Fund I LLLP

Signature of Authorized Signatory of Purchaser: /s/ Anthony Perera

Name of Authorized Signatory: Anthony Perera

Title of Authorized Signatory: MGR

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$160,000

Shares: 60,606

Warrant Shares: 30,303     Beneficial Ownership Blocker ☒ 4.99% or ☐ 9.99%

EIN Number: ________

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Banded Iron, LP

Signature of Authorized Signatory of Purchaser: /s/ Mike Wolsky

Name of Authorized Signatory: Mike Wolsky

Title of Authorized Signatory: General Partner

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$25,000

Shares: 9,470

Warrant Shares: 4,735     Beneficial Ownership Blocker ☒ 4.99% or ☐ 9.99%

EIN Number: ________

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Bao Dang

Signature of Authorized Signatory of Purchaser: /s/ Bao Dang

Name of Authorized Signatory: ______________

Title of Authorized Signatory: ______________

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$48,100

Shares: 18,220

Warrant Shares: 9,110      Beneficial Ownership Blocker ☒ 4.99% or ☐ 9.99%

EIN Number: ________

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Bradley J Erickson

Signature of Authorized Signatory of Purchaser: /s/ Bradley J Erickson

Name of Authorized Signatory: ______________

Title of Authorized Signatory: ______________

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$50,000

Shares: 18,939

Warrant Shares: 9,470       Beneficial Ownership Blocker ☐ 4.99% or ☒ 9.99%

EIN Number: ________

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Bradley Layton

Signature of Authorized Signatory of Purchaser: /s/ Bradley Layton

Name of Authorized Signatory: ____________

Title of Authorized Signatory: ____________

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$25,000

Shares: 9,470

Warrant Shares: 4,735       Beneficial Ownership Blocker ☒ 4.99% or ☐ 9.99%

EIN Number: ________

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Denis Thompson

Signature of Authorized Signatory of Purchaser: /s/ Denis Thompson

Name of Authorized Signatory: ______________

Title of Authorized Signatory: ______________

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$25,000

Shares: 9,470

Warrant Shares: 4,735      Beneficial Ownership Blocker ☐ 4.99% or ☒ 9.99%

EIN Number: ________

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Eddie Casanave

Signature of Authorized Signatory of Purchaser: /s/ Eddie Casanave

Name of Authorized Signatory: _____________

Title of Authorized Signatory: _____________

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$25,000

Shares: 9,470

Warrant Shares: 4,735      Beneficial Ownership Blocker ☒ 4.99% or ☐ 9.99%

EIN Number: ________

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Frank Curzio

Signature of Authorized Signatory of Purchaser: /s/ Frank Curzio

Name of Authorized Signatory: ___________

Title of Authorized Signatory: ___________

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$50,000

Shares: 18,939

Warrant Shares: 9,470      Beneficial Ownership Blocker ☒ 4.99% or ☐ 9.99%

EIN Number: ________

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Ideal Garcia

Signature of Authorized Signatory of Purchaser: /s/ Ideal Garcia

Name of Authorized Signatory: ____________

Title of Authorized Signatory: ____________

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$25,000

Shares: 9,470

Warrant Shares: 4,735      Beneficial Ownership Blocker ☒ 4.99% or ☐ 9.99%

EIN Number: ________

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Kim Boys

Signature of Authorized Signatory of Purchaser: /s/ Kim Boys

Name of Authorized Signatory: _______________

Title of Authorized Signatory: _______________

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$25,000

Shares: 9,470

Warrant Shares: 4,735      Beneficial Ownership Blocker ☒ 4.99% or ☐ 9.99%

EIN Number: ________

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Kim Obermair

Signature of Authorized Signatory of Purchaser: /s/ Kim Obermair

Name of Authorized Signatory: ___________

Title of Authorized Signatory: ___________

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$26,400

Shares: 10,000

Warrant Shares: 5,000       Beneficial Ownership Blocker ☐ 4.99% or ☒ 9.99%

EIN Number: ________

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Neal Baker

Signature of Authorized Signatory of Purchaser: /s/ Neal Baker

Name of Authorized Signatory: ___________

Title of Authorized Signatory: ___________

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$25,000

Shares: 9,470

Warrant Shares: 4,735       Beneficial Ownership Blocker ☒ 4.99% or ☐ 9.99%

EIN Number: ________

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Robert Rudloff

Signature of Authorized Signatory of Purchaser: /s/ Robert Rudloff

Name of Authorized Signatory: ___________

Title of Authorized Signatory: ____________

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$25,000

Shares: 9,470

Warrant Shares: 4,735         Beneficial Ownership Blocker ☐ 4.99% or ☒ 9.99%

EIN Number: ________

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Unicorn Capital Partners LLC

Signature of Authorized Signatory of Purchaser: /s/ Andrew W Haag

Name of Authorized Signatory: Andrew W Haag

Title of Authorized Signatory: Managing Member

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$50,000

Shares: 18,939

Warrant Shares: 9,470      Beneficial Ownership Blocker ☒ 4.99% or ☐ 9.99%

EIN Number: ________

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: The Lynch Foundation

Signature of Authorized Signatory of Purchaser: /s/ Peter S. Lynch

Name of Authorized Signatory: Peter S. Lynch

Title of Authorized Signatory: Trustee

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$50,000.00

Shares: 18,939

Warrant Shares: 9,470       Beneficial Ownership Blocker ☒ 4.99% or ☐ 9.99%

EIN Number: ________

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Peter & Carolyn Lynch CLUT Article Second Trust

Signature of Authorized Signatory of Purchaser: /s/ Katie M. Bullen

Name of Authorized Signatory: Katie M. Bullen

Title of Authorized Signatory: VP, Senior Trust Officer, Jordan Park Trust Company LLC, Trustee

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$100,000.00

Shares: 37,879

Warrant Shares: 18,940     Beneficial Ownership Blocker ☒ 4.99% or ☐ 9.99%

EIN Number: ***

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Peter & Carolyn Lynch CLAT Article III Trust FBO Elizabeth de Montrichard

Signature of Authorized Signatory of Purchaser: /s/ Katie M. Bullen

Name of Authorized Signatory: Katie M. Bullen

Title of Authorized Signatory: VP, Senior Trust Officer, Jordan Park Trust Company LLC, Trustee

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$43,333.33

Shares: 16,414

Warrant Shares: 8,207    Beneficial Ownership Blocker ☒ 4.99% or ☐ 9.99%

EIN Number: ***

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Peter & Carolyn Lynch CLAT Article III Trust FBO Anne Lukowski

Signature of Authorized Signatory of Purchaser: /s/ Katie M. Bullen

Name of Authorized Signatory: Katie M. Bullen

Title of Authorized Signatory: VP, Senior Trust Officer, Jordan Park Trust Company LLC, Trustee

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$43,333.33

Shares: 16,414

Warrant Shares: 8,207     Beneficial Ownership Blocker ☒ 4.99% or ☐ 9.99%

EIN Number: ***

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Peter & Carolyn Lynch CLAT Article III Trust FBO Mary Witkowski

Signature of Authorized Signatory of Purchaser: /s/ Katie M. Bullen

Name of Authorized Signatory: Katie M. Bullen

Title of Authorized Signatory: VP, Senior Trust Officer, Jordan Park Trust Company LLC, Trustee

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$43,333.33

Shares: 16,414

Warrant Shares: 8,207    Beneficial Ownership Blocker ☒ 4.99% or ☐ 9.99%

EIN Number: ***

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Peter S Lynch 2012 Family Trust FBO Elizabeth de Montrichard

Signature of Authorized Signatory of Purchaser: /s/ Ralph Sweetland

Name of Authorized Signatory: Ralph Sweetland

Title of Authorized Signatory: Trustee

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$15,000.00

Shares: 5,682

Warrant Shares: 2,841    Beneficial Ownership Blocker ☒ 4.99% or ☐ 9.99%

EIN Number: ________

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Peter S. Lynch 2012 Family Trust FBO Anne Lukowski

Signature of Authorized Signatory of Purchaser: /s/ Ralph Sweetland

Name of Authorized Signatory: Ralph Sweetland

Title of Authorized Signatory: Trustee

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$15,000.00

Shares: 5,682

Warrant Shares: 2,841     Beneficial Ownership Blocker ☒ 4.99% or ☐ 9.99%

EIN Number: ________

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Peter S. Lynch 2012 Family Trust FBO Mary Witkowski

Signature of Authorized Signatory of Purchaser: /s/ Ralph Sweetland

Name of Authorized Signatory: Ralph Sweetland

Title of Authorized Signatory: Trustee

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$15,000.00

Shares: 5,682

Warrant Shares: 2,841     Beneficial Ownership Blocker ☒ 4.99% or ☐ 9.99%

EIN Number: ________

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Carolyn A Lynch 2012 Irrevocable Trust

Signature of Authorized Signatory of Purchaser: /s/ Ralph Sweetland

Name of Authorized Signatory: Ralph Sweetland

Title of Authorized Signatory: Trustee

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$25,000.00

Shares: 9,470

Warrant Shares: 4,735     Beneficial Ownership Blocker ☒ 4.99% or ☐ 9.99%

EIN Number: ________

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Norstar Capital LLC

Signature of Authorized Signatory of Purchaser: /s/ David E. Kusta Jr.

Name of Authorized Signatory: David E. Kusta Jr.

Title of Authorized Signatory: Chief Manager

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$25,000

Shares: 9,470

Warrant Shares: 4,735     Beneficial Ownership Blocker ☒ 4.99% or ☐ 9.99%

EIN Number: ________

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Birchtree Capital, LLC

Signature of Authorized Signatory of Purchaser: /s/ Daniel Brauser

Name of Authorized Signatory: Daniel Brauser

Title of Authorized Signatory: Manager

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$150,000.00

Shares: 56,818

Warrant Shares: 28,409 Beneficial Ownership Blocker ☒ 4.99% or ☐ 9.99%

EIN Number: ***

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Larry Gallus

Signature of Authorized Signatory of Purchaser: /s/ Larry Gallus

Name of Authorized Signatory: ____________

Title of Authorized Signatory: ____________

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$100,000.00

Shares: 37,879

Warrant Shares: 18,940     Beneficial Ownership Blocker ☒ 4.99% or ☐ 9.99%

EIN Number: ________

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO DGHI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Hans L Christensen

Signature of Authorized Signatory of Purchaser: /s/ Hans L Christensen

Name of Authorized Signatory: ___________

Title of Authorized Signatory: ___________

Email Address of Authorized Signatory: ***

Address for Notice to Purchaser: ***

Instructions for CDS Electronic Delivery of Shares: ***

Subscription Amount: US$50,000

Shares: 18,939

Warrant Shares: 9,470     Beneficial Ownership Blocker ☐ 4.99% or ☒ 9.99%

EIN Number: ________

[SIGNATURE PAGES CONTINUE]